Exhibit 10.1

SECOND AMENDMENT dated as of May 5, 2010 (this “Amendment”), to the SECOND AMENDED AND RESTATED MULTI-CURRENCY, MULTI-OPTION CREDIT AGREEMENT dated as of March 31, 2009, as heretofore amended (as so amended, the “Credit Agreement”), among HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED, a Delaware corporation (the “Company”); HARMAN HOLDING GMBH & CO. KG, a company organized under the laws of Germany (the “Additional Borrower”); the LENDERS party thereto; and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

WITNESSETH:

WHEREAS, pursuant to the Credit Agreement the Lenders have extended credit to the Borrowers on the terms and subject to the conditions set forth therein;

WHEREAS, the Company and the Additional Borrower have informed the Administrative Agent that they desire to sell all of the equity interests in certain subsidiaries of the Company, and have requested that the Credit Agreement be amended to (a) eliminate the requirements that the Net Cash Proceeds of such sale be applied to prepay Committed Rate Loans and that the Commitments be permanently reduced so long as such sale is consummated prior to July 31, 2010 and (b) permit the Net Cash Proceeds of such sale to be invested or reinvested in one or more Acquisitions;

WHEREAS, the Lenders party hereto, constituting at least the Majority Lenders, are willing to amend the Credit Agreement on the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

SECTION 2. Amendments to the Credit Agreement. (a) Subsection 1.1 of the Credit Agreement is hereby amended by the insertion of the following new defined terms in their appropriate alphabetical positions:

“Acquisition X”: an Acquisition by the Company or its Subsidiaries of all of the equity interests in one or more related Persons prior to July 31, 2010 for an aggregate purchase price not to exceed $85,000,000.

“QNX Sale”: the sale by the Company of all of the equity interests in QNX Software Systems, Inc. and QNX Software Systems (Wavemakers), Inc. and the sale by the Additional Borrower of all of the equity interests in QNX Software Systems Co., in each case on or after the Second Amendment Effective Date and prior to July 31, 2010.

“Second Amendment”: the Second Amendment dated as of May 5, 2010, to this Agreement.

“Second Amendment Effective Date”: as defined in the Second Amendment.

(b) Subsection 2.5(b) of the Credit Agreement is hereby amended by the insertion of the following words immediately before the period at the end of such Section:

“provided that notwithstanding anything set forth in this Section 2.5(b), the Company shall not be required to prepay Committed Rate Loans with the Net Cash Proceeds of the QNX Sale or, pursuant to Section 2.4(b), to permanently reduce the Commitments in respect of the QNX Sale”.

(c) Subsection 8.11(b) of the Credit Agreement is hereby amended and restated as follows:

“Within 60 days of the Second Amendment Effective Date, the Company shall cause Harman Becker Automotive Systems GmbH to satisfy the Collateral and Guarantee Requirement as a Designated Foreign Subsidiary.”

(d) Subsection 9.7 of the Credit Agreement is hereby amended by (i) the deletion of the word “and” at the end of clause (1), (ii) the insertion of a new clause (m) that reads as follows:

“(m) Acquisitions consummated on or after the Second Amendment Effective Date and prior to 180 days after the receipt of the Net Cash Proceeds of the QNX Sale; provided that (i) no Default or Event of Default shall have occurred and be continuing after giving effect to any such Acquisition, (ii) each such Acquisition shall be consummated in accordance with applicable laws, (iii) (A) the aggregate consideration paid for Acquisition X shall not exceed $85,000,000 (including all obligations in respect of deferred purchase price (including obligations under any purchase price adjustment but excluding earnout or similar payments) and all other consideration payable in connection therewith (including payment obligations in respect of noncompetition agreements or other arrangements representing acquisition consideration)) (“Adjustments”); provided that if Acquisition X is consummated after the receipt of the Net Cash Proceeds of the QNX Sale, the aggregate consideration paid therefor shall not exceed the lesser of (I) $85,000,000 (including Adjustments) and (II) the aggregate amount of Net Cash Proceeds of the QNX Sale minus the aggregate amount of all consideration paid (including Adjustments) in connection with other

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Acquisitions made pursuant to this Section 9.7(m) and (B) the aggregate consideration paid for all other Acquisitions made pursuant to this Section 9.7(m) shall not exceed the aggregate amount of Net Cash Proceeds of the QNX Sale minus the aggregate amount of the consideration paid (including Adjustments) for Acquisition X, (iv) each such acquired Person shall be in the same or a similar line of business of the Company, (v) the Company shall be in compliance with the financial covenants contained in Section 9.1. after giving effect to such Acquisition as if such Acquisition had occurred on the first day of the most recently ended fiscal quarter, or the first day of the period of four consecutive fiscal quarters ending with the most recent fiscal quarter, as applicable, in each case for which financial statements shall have been delivered pursuant to Section 8.1(a) or 8.1(b), as applicable and (vi) the Company shall have delivered to the Administrative Agent an officer’s certificate certifying as to items (i) through (v) of this clause (m);

and (iii) relettering clause (m) to be “clause (n)”.

SECTION 3. Representations and Warranties. The Borrowers hereby represent and warrant to the Administrative Agent and to each of the Lenders, on and as of the date hereof and the Second Amendment Effective Date (as defined below), that:

(a) The execution, delivery and performance by the Borrowers of this Amendment have been duly authorized by all necessary corporate or other organizational and, if required, stockholder or other equityholder action. This Amendment has been duly executed and delivered by the Borrowers and this Amendment and the Credit Agreement, as amended by this Amendment, constitute legal, valid and binding obligations of each of the Borrowers, enforceable against them in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors’ rights generally and to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) Each of the representations and warranties made by the Borrowers in or pursuant to the Credit Agreement and the other Loan Documents are true and correct in all material respects (except to the extent any such representations or warranties relate, by their terms, to a specific date, in which case such representations or warranties shall be true and correct in all material respects on and as of such specific date).

(c) On and as of the Second Amendment Effective Date, after giving effect to this Amendment, no Default or Event of Default will have occurred and be continuing.

SECTION 4. Effectiveness. Subject to the last paragraph of this Section, this Amendment shall become effective, as of the date first above written, on the date on which each of the following conditions precedent is satisfied (such date, the “Second Amendment Effective Date”):

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(a) The Administrative Agent (or its counsel) shall have received either signed counterparts of this Amendment or written evidence satisfactory to the Administrative Agent (which may include facsimile or other customary electronic transmission acceptable to the Administrative Agent of a signed signature page of this Amendment) that, when taken together, bear the authorized signatures of the Borrowers and the Majority Lenders.

(b) The Administrative Agent shall have received all fees and all other amounts due and payable to it or any of its Affiliates on or prior to the Second Amendment Effective Date, including reimbursement of all reasonable and documented out-of-pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed by the Company hereunder or under the Credit Agreement for which invoices have been submitted to the Company.

SECTION 5. Effect of Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

(b) On and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document, shall be deemed to be a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 6. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which, when taken together, shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging shall be as effective as delivery of a manually executed counterpart of this Amendment.

SECTION 8. Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting

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the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 9. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

SECTION 10. Fees and Expenses. Without limiting the Borrowers’ obligations under subsection 12.5 of the Credit Agreement, the Borrowers agree to reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED,

By	/s/ TODD A. SUKO
Name:	Todd A. Suko
Title:	Vice President, General Counsel & Secretary

HARMAN HOLDING GMBH & CO. KG,

By	HARMAN MANAGEMENT GmbH, Its General Partner

By:	/s/ Edwin C. Summers
Name:	Edwin C. Summers
Title:	Geschäftsführer/Managing Director

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent,

by	/s/ JULES PANNO
Name:	Jules Panno
Title:	Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO
HARMAN INTERNATIONAL INDUSTRIES INCORPORATED SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:		UNICREDIT BANK AG, NEW YORK BRANCH (fka BAYERISCHE HYPO-UND VEREINSBANK AG, NEW YORK BRANCH)

	by	/s/ KEN HAMILTON
	Name:	Ken Hamilton
	Title:	Director

	by	/s/ Richard Cordover
	Name:	Richard Cordover
	Title:	Director

SIGNATURE PAGE TO SECOND AMENDMENT TO
HARMAN INTERNATIONAL INDUSTRIES INCORPORATED SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:		HSBC BANK USA, NATIONAL ASSOCIATION

	by	/s/ DIANE M. ZIESKE
	Name:	Diane M. Zieske
	Title:	Senior Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO
HARMAN INTERNATIONAL INDUSTRIES INCORPORATED SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:		BANK OF TOKYO-MITSUBISHI UFJ TRUST COMPANY

	by	/s/ MARIA IARRICCIO
	Name:	Maria Iarriccio
	Title:	Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO
HARMAN INTERNATIONAL INDUSTRIES INCORPORATED SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:		THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND

	by	/s/ MARY GAFFNEY
	Name:	Mary Gaffney
	Title:	Authorized Signatory

	by	/s/ DAVID RAFFERTY
	Name:	David Rafferty
	Title:	Authorized Signatory

SIGNATURE PAGE TO SECOND AMENDMENT TO
HARMAN INTERNATIONAL INDUSTRIES INCORPORATED SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Name of Institution:		DANSKE BANK A/S

	by	/s/ CHRISTEL HECKMANN
	Name:	Christel Heckmann
	Title:	Director

	by	/s/ BJARNE STUBAGER
	Name:	Bjarne Stubager
	Title:	Director